UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 5, 2009

Aqua America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-527-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 6, 2009, Aqua America, Inc. was informed of the untimely death of one of the members of its Board of Directors, Dr. Constantine Papadakis, who passed away on April 5, 2009. Dr. Papadakis served as a director of Aqua America since 2005 and was a member of the Corporate Governance Committee of Aqua America's Board of Directors. He will be greatly missed. The Board of Directors has made no decision as to a possible replacement for Dr. Papadakis at this time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

April 7, 2009	By:	Roy H. Stahl

Name: Roy H. Stahl
Title: Chief Administrative Officer, General Counsel and Secretary